UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 1, 2011
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
SHARE PURCHASE AGREEMENT
CONSENT OF KPMG
EXHIBIT 99.1
EX-99.2

Item 2.01 Completion of Acquisition or Disposition of Assets
     On April 1, 2011, Dollar Financial Corp. (“Dollar”) announced that its wholly owned subsidiary, Dollar Financial U.K. Limited (the “Company”), had completed its acquisition (the “Acquisition”) of all of the outstanding capital stock of Purpose UK Holdings Limited (“MEM”) pursuant to a share purchase agreement dated December 31, 2010 (the “Purchase Agreement”) among Dollar, the Company, CCRT International Holdings B.V. (the “Seller”) and CompuCredit Holdings Corporation. MEM provides online payday loans through both internet and telephony-based technologies in the United Kingdom under the brand name PaydayUK. The purchase price paid by the Company to the Seller at the Closing was US$195.0 million in cash.
     The description of the Acquisition and the Purchase Agreement contained in this report is qualified in its entirety by reference to the complete text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this report and is incorporated herein by reference.
Item 8.01 Other Events.
     On August 25, 2010, the Company entered into a share purchase agreement (the “Folkia Agreement”) to acquire all of the capital stock of Folkia AS (“Folkia”). The completion of the transaction is contingent upon customary closing conditions. On December 31, 2010, we announced that we had informed the sellers’ representative that the conditions precedent to closing under the Folkia Agreement had not been satisfied. Subsequent thereto, each party asserted that the other was in material breach of the Folkia Agreement, and the sellers purportedly terminated the Folkia Agreement. At this time, we cannot provide any assurances that the Folkia transaction will be completed, or as to the outcome of any of such allegations of breach.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired
     The audited consolidated financial statements of MEM and its subsidiaries as of and for the years ended December 31, 2008, 2009 and 2010 are filed herewith as Exhibit 99.1.
(b) Pro forma financial information
     The unaudited pro forma condensed consolidating financial statements of Dollar and its subsidiaries and MEM and its subsidiaries, after giving effect to the Acquisition, are filed herewith as Exhibit 99.2.
(d) Exhibits.

Exhibit Number	Exhibit Title

2.1*	Share Purchase Agreement dated December 31, 2010 among Dollar Financial U.K. Limited, Dollar Financial Corp., CCRT International Holdings B.V. and CompuCredit Holdings Corporation

23.1	Consent of BDO LLP

99.1	Audited consolidated financial statements of Purpose UK Holdings Limited and its subsidiaries as of and for the years ended December 31, 2008, 2009 and 2010.

99.2	Unaudited pro forma consolidating financial statements as of and for the fiscal year ended June 30, 2010 and for the six months ended December 31, 2010.

*	Dollar Financial Corp. will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Dollar Financial Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: April 5, 2011	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance and Corporate Controller

Exhibit Index

Exhibit Number	Exhibit Title

2.1*	Share Purchase Agreement dated December 31, 2010 among Dollar Financial U.K. Limited, Dollar Financial Corp., CCRT International Holdings B.V. and CompuCredit Holdings Corporation

23.1	Consent of BDO LLP

99.1	Audited consolidated financial statements of Purpose UK Holdings Limited and its subsidiaries as of and for the years ended December 31, 2008, 2009 and 2010.

99.2	Unaudited pro forma consolidating financial statements as of and for the fiscal year ended June 30, 2010 and for the six months ended December 31, 2010.

*	Dollar Financial Corp. will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request; provided, however, that Dollar Financial Corp. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.